ForeInvestors Choice Variable Annuity

Supplement dated July 12, 2024 to your Prospectus dated April 26, 2024

(the “Prospectus”)

Effective immediately, the information in the three “Average Annual Total Returns” columns for the following Funds is hereby deleted and replaced as follows:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2023)
					1 Year	5 Year	10 Year
Seeks maximum real return, consistent with prudent investment management.	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor(1) Adviser: Pacific Investment Management Company LLC	1.58%	0.15%	1.73%	-7.93%	8.46%	-0.90%
Seeks maximum long-term return, consistent with preservation of capital and prudent investment management.	PIMCO Dynamic Bond Portfolio – Advisor Adviser: Pacific Investment Management Company LLC	1.14%	0.00%	1.14%	6.99%	2.14%	2.22%

(1) This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense or fee waiver arrangement.

This Supplement should be retained for future reference.

FIC071224PC